Exhibit 1


                                    GPU, Inc.


                    $------------- % Debentures, Series A due ---------

                    $------------- % Debentures, Series B due ---------

                             Underwriting Agreement

                                                            New York, New York
                                                                          , 2000
Salomon Smith Barney Inc.
As Representative of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:

      GPU, Inc., a corporation organized under the laws of Pennsylvania (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, $----------- principal amount of its ---% Debentures, Series A due ------ (the "Series A Debentures") and $------- principal amount of its ---% Debentures, Series B due ----- (the "Series B Debentures" and, collectively with the Series A Debentures, the "Securities"), to be issued under an indenture (the "Indenture") to be dated as of ------------, 2000, between the Company and United States Trust Company, as trustee (the "Trustee"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

     1. Representations and Warranties.  The Company represents and warrants to,
        ------------------------------
and agrees with, each Underwriter as set forth below in this Section 1.

            (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-07895)



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                                                                               2

      on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either
      (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
      (ii) the information contained in or omitted from the



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                                                                               3

      Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (c) The Securities have been duly authorized and will, when issued and paid for as contemplated in this Agreement and duly authenticated by the Trustee under the Indenture, be legal, valid and binding obligations of the Company enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights and by general principles of equity) and will be entitled to the security afforded by the Indenture.

            (d) PricewaterhouseCoopers LLP, the accountants who certified the financial statements included or incorporated by reference in the Prospectus, are independent certified accountants with respect to the Company within the meaning of the Securities Act and the respective rules thereunder (hereinafter, the "Independent Accountants").

            (e) The Company is duly incorporated and validly subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole.

            (f) Each of Jersey Central Power & Light Company, Metropolitan Edison Company, Pennsylvania Electric Company, [GPU Nuclear, Inc.,] GPU Capital, Inc. [and] GPU Electric, Inc., [GPU International, Inc., GPU Power, Inc., GPU Telecom Services, Inc. and Midlands Electricity plc] (the "Significant Subsidiaries") is duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, business



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                                                                               4

      prospects or properties of the Company and its subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each of the Significant Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and, other than the preferred stock of the Significant Subsidiaries, is owned by the Company or one of the other
      Significant Subsidiaries directly, free and clear of any security interest, mortgage, pledge, lien or claim. There are no other subsidiaries of the Company which would be considered a "significant subsidiary" under Rule 405 of Regulation C under the Securities Act.

            (g) No consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Trust Indenture Act, the Securities Act, the Public Utility Holding Company Act, or state securities or Blue Sky laws. The Company possesses such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business as currently operated.

            (h) Since the respective dates as of which information is given in the Registration Statement and Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change, nor any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and, since such respective dates, there has not been any transaction entered into by the Company or its subsidiaries, which is material to the Company and its subsidiaries taken as a whole, other than transactions in the ordinary course of business, except in each case as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); the Company and its subsidiaries, taken as a whole, have no material contingent obligation which is not set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (i) The consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted  accounting  principles  applied on a consistent  basis;  and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.



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                                                                               5


            (j) Neither the Company nor any of the Significant Subsidiaries is in violation of its Articles of Incorporation or Certificate of
      Incorporation, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, other than as disclosed in or contemplated by the Registration Statement; and the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them may be bound (including without limitation the Merger Agreement, dated August 8, 2000 between First Energy Corp. and the Company), or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of the Company or any applicable law, administrative or court decree or, to the knowledge of the Company, any administrative regulation.

            (k) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, overtly threatened, against the Company or any of the Significant Subsidiaries that is required to be disclosed in the Registration Statement, or which, if adversely decided, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole, or which, if adversely decided, would materially and adversely affect the properties or assets thereof or would materially and adversely affect the consummation of this Agreement other than such actions, suits or proceedings which are disclosed in or contemplated by the Registration Statement; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act which have not been so filed.

            (l) The Company and the Significant Subsidiaries possess all required certificates, authorizations or permits issued by the appropriate state, federal or foreign



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                                                                               6


      regulatory agencies or bodies except such as to which the failure to possess the same would not materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, business prospects or properties of the Company and its Significant Subsidiaries, taken as a whole, and neither the Company nor any of the Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole, other than as disclosed in or contemplated by the Registration statement.

      Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

      2. Purchase and Sale.  Subject to the terms and conditions and in reliance
         -----------------
upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, (a) at a purchase price of -----% of the principal amount thereof, plus accrued interest, if any, from ---------, 2000, to the Closing Date, the principal amount of the Series A Debentures set forth opposite such Underwriter's name in Schedule I hereto and (b) at a purchase price of -----% of the principal amount thereof, plus accrued interest, if any, from ----------, 2000, to the Closing Date, the principal amount of the Series B Debentures set forth opposite such Underwriter's name in Schedule I hereto.

      3. Delivery and Payment.  Delivery of and payment for the Securities shall
         --------------------
be made at 10:00 AM, New York City time, on -----------, 2000, or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

      4.  Offering  by   Underwriters.   It  is  understood   that  the  several
          ---------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.


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                                                                               7


      5.    Agreements.
            ----------

            The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the  Registration
      Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative
      (1) when the  Registration  Statement,  if not  effective at the Execution
      Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the
      Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (6) of any order by the Commission directed to the adequacy of any document incorporated by reference in the Prospectus or of any challenge made by the Commission as to the adequacy of any such document and (7) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when, in the opinion of counsel for the Underwriters, a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would, in the reasonable opinion of the Company or of counsel for the Underwriters, include any untrue



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                                                                               8


      statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary, in the reasonable opinion of the Company or of counsel for the Underwriters, to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representative of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, and (3) supply any supplemented Prospectus to the Underwriters in such quantities as the Representative may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may, in the opinion of counsel for any of the Underwriters, be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. With respect to any delivery of documents occurring no more than nine months after the first date of public offering of the Securities, the Company will pay the expenses of printing or other production of all documents relating to the offering. Should the delivery of prospectuses with respect to any of the Securities be required more than nine months after the first date of public offering of the Securities, the Underwriter or dealer requesting such prospectuses will pay the reasonable expenses of printing or other production of such prospectuses.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any long-term debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement.

            (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

            (h) The Company will pay all expenses and taxes (except transfer taxes) in connection with (1) the preparation and filing by it of the Registration Statement and all amendments thereto, (2) the issuance and delivery of the Securities, (3) the qualification of the Securities under blue-sky laws (including expenses of counsel and counsel fees not to exceed $7,500), and (4) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 5(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of the Underwriters, except as otherwise provided in Section 7. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

      6. Conditions to the Obligations of the  Underwriters.  The obligations
         --------------------------------------------------
of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (1) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (2) 10:00 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have requested and caused Thelen Reid & Priest LLP, counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect that:

                  (1) each of the Company and each  Significant  Subsidiary  has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole; the Company has full corporate power and authority to issue and perform its obligations under the Securities;

                  (2) the  Securities  conform in all  material  respects to the description thereof contained in the Prospectus;

                  (3) the  Indenture  has been  duly  authorized,  executed  and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the

            Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                  (4) to the knowledge of such  counsel,  there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included in the Prospectus under the heading "Description of Debentures" fairly summarize the matters therein described; provided, however, such counsel need express no opinion as to the information concerning DTC and DTC's book-entry system included under the subheading "Book-Entry Only Issuance - The Depository Trust Company";

                  (5) the Registration  Statement has become effective under the
            Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, at the time it became effective, and the Prospectus, at the time first filed with the commission pursuant to Rule 424(b) under the Act and at the date hereof (other than (i) the financial statements and other financial information contained or incorporated by reference therein, (ii) the parts of the Registration Statement that constitute statements of eligibility of the Trustee and (iii) the information concerning FirstEnergy contained or incorporated by reference in the [Joint Proxy Statement/Prospectus], as to which such counsel need express no opinion) complied and comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                  (6) this  Agreement  has been duly  authorized,  executed  and delivered by the Company;

                  (7) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                  (8) no consent, approval, authorization,  filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Act, the Trust Indenture Act and the Public Utility Holding Company Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus; the consents, approvals, authorizations, filings or orders which have been obtained or made are adequate to permit the execution and delivery of this Agreement and the Indenture and the issuance and sale of the Securities in accordance with this Agreement;

                  (9) neither the execution and delivery of the  Indenture,  the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, other than any such conflicts, breaches, violations or impositions which would not result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole or (iii) any statute, law, rule, or regulation, or any judgment, order or decree known to such counsel, applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties.

      In addition, such counsel shall state that it has no reason to believe that, on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than (i) the financial statements and other financial information contained therein, (ii) the parts of the Registration Statement that constitute statements of eligibility of the Trustee, (iii) the information concerning FirstEnergy contained or incorporated by reference in the [Joint Proxy Statement/Prospectus], and (iv) the information concerning DTC and DTC's book-entry system included under the subheading "Book-Entry Only Issuance - The Depository Trust Company", as to which such counsel need express no view or belief);

      In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (ii) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

            (c) The Representative shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the President, or a Vice-President of the Company, dated the Closing Date, to the effect that:

                  (1) the  representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (2) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and no order directed to the adequacy of any document incorporated by reference in the Prospectus has been issued by the

            Commission, and no challenge by the Commission has been made to the adequacy of any such documents.

            (e) The Company shall have requested and caused to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming (through a specified date not more than five days prior to the Execution Date and the Closing Date, respectively) that they are independent accountants within the meaning of the Act and the Exchange Act and that they have performed a review of the unaudited interim financial information of the Company for the ----- -month period ended --------, 2000, and as at -------- , 2000, in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

                  (1) in their  opinion the  audited  financial  statements  and financial statement schedules [and pro forma financial statements] included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act;

                  (2) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the ---- -month period ended --------, 2000 , and as at -------- , 2000, as indicated in their report dated -------- , 2000, incorporated by reference in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, the Boards of Directors and the Executive Committee of the Boards of Directors of the Company and its subsidiaries as set forth in the respective minute books since December 31; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to --------- , 2000, nothing came to their attention which caused them to believe that:

                        (a) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                        (b) with respect to the period  subsequent  to --------,
                  2000, there were any changes, at a specified date not more than five days prior to the date of the letter, in the consolidated common stock, preferred stock without mandatory redemption, preferred stock with mandatory redemption or long-term debt (except for such stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to sinking fund provisions, or changes in obligations under capital leases incurred in the ordinary course of the business of the Company and its subsidiaries), of the Company and its subsidiaries, or any decrease in consolidated net assets (except as occasioned by the declaration of dividends), in each case as compared with the amounts shown on the --------, 2000, consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from ---------, 2000 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative;

                        (c) the information included or incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                  Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

                        (d) the  amounts  of  operating  revenues,  net  income,
                  long-term debt, preferred stock, subsidiary-obligated mandatorily redeemable preferred securities, trust preferred securities, common equity and ratios of earnings to fixed charges set forth under the heading "Certain Consolidated Financial Information" in the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods and, in the case of such amounts which are unaudited, were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus; and

                  (3) they have performed certain other specified  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) included or incorporated by reference in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Annual Report on Form 10-K for 1999 and subsequent Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation [; and] [.]

                  [(4) on the  basis of a  reading  of the  unaudited  pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company [and FirstEnergy Corp] who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.]

            References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

            (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (1) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section

   6 or (2) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, business affairs, business prospects or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), the effect of which, in any case referred to in clause (1) or (2) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (h) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Thelen Reid & Priest LLP, counsel for the Company, at 40 West 57th Street, New York, NY 10019, on the Closing Date.

      7. Reimbursement of Underwriters'  Expenses. If the sale of the Securities
         ----------------------------------------
provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all reasonable out-of-pocket expenses

(including the reasonable fees and disbursements of their counsel) that shall have been incurred by them in connection with this Agreement or the offering contemplated hereunder.

      8.  Indemnification and Contribution. (a) The Company agrees to indemnify
          --------------------------------
   and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; provided, however, that such indemnity with respect to the Prospectus or any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased the Securities concerned, to the extent that it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company furnished to such Underwriter, prior to the written confirmation of the sale of the Securities to such purchasing person, copies of such Prospectus or Preliminary Prospectus (including, in each case, any amendment or supplement thereto), (x) delivery of such Prospectus or Preliminary Prospectus was required by the Securities Act to be made to such person, (y) the untrue statement or omission of a material fact contained in such Prospectus or Preliminary Prospectus was corrected in an amendment or supplement to such Prospectus or Preliminary Prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of the Securities to such person, a copy of such Prospectus or Preliminary Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth [in the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page [__] related to stabilization, syndicate covering transactions and penalty bids and, under the heading "Underwriting", (1) the list of
   Underwriters and their respective participation in the sale of the Securities, (2) the sentences related to concessions and reallowances and (3) the paragraph related to stabilization, syndicate covering transactions and penalty bids] in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
   Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which counsel shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not, except as set forth below, thereafter be responsible for any subsequently incurred fees and expenses (other than reasonable costs of investigation) of any separate counsel retained by the indemnified party or parties). Notwithstanding the indemnifying party's election to assume the defense in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (1) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (2) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (3) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (4) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is held to be unenforceable to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the Losses shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this paragraph (d), an Underwriter shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Underwriter under this paragraph (d) to contribute are several in proportion to the respective purchases made by or through it to which such Losses relate and are not joint. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to receive contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to receive contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

      9. Default by an Underwriter.  If any one or more Underwriters  shall fail
         -------------------------
to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities of the series as to which the purchase default has occurred set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities of such series set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities of such series set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      10.  Termination. This  Agreement  shall be subject to termination in the
           -----------
absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(a) trading in any of the Company's securities shall have been suspended by the Commission or any exchange or in any over-the-counter market or trading in securities generally shall have been suspended or limited or minimum prices shall have been established on any exchange or over-the-counter market, (b) a banking moratorium shall have been declared either by Federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

      11. Representations and Indemnities to Survive. The respective agreements,
          ------------------------------------------
representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

      12. Notices. All communications hereunder will be in writing and effective
          -------
only on receipt, and, if sent to the Representative, will be telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed by mail or delivery to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to GPU, Inc.,
Attention: Vice President and Treasurer (fax no.: (973) 644-4224), with a copy thereof to Douglas E. Davidson, Esq., Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019.

      13. Successors. This Agreement will inure to the benefit of and be binding
          ----------
upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any Underwriter.

      14. Applicable  Law. This  Agreement will be governed by and construed in
          ---------------
accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

      15. Counterparts.  This   Agreement  may  be  signed  in  one  or  more
          ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

      16. Headings. The section  headings used herein are for convenience only
          --------
and shall not affect the construction hereof.

      17. Definitions.  The terms which follow,  when used in this  Agreement,
          -----------
 shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

            "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

            "Public Utility Holding Company Act" shall mean the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                    Very truly yours, GPU, Inc.



                               By:/s/ T. G. Howson
                                  ----------------
                               Name: T. G. Howson
                               Title: Vice President and Treasurer





The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Smith Barney Inc.
By:
     ...........................
     Name:
     Title:
For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

63262147.02


                                   SCHEDULE I



                                 Principal Amount          Principal Amount
                                   of Series A               of Series B
Underwriters                     Debentures to be          Debentures to be
------------                        Purchased                 Purchased
                                    ---------                 ---------
Salomon Smith Barney Inc.        $                         $



      Total $                    $